UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 7, 2010

MAGUIRE PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-31717	04-3692625
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

355 South Grand Avenue, Suite 3300 Los Angeles, California	90071
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code)

213-626-3300

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Item 7.01	Regulation FD Disclosure.
Item 9.01	Financial Statements and Exhibits.
Signatures

Section 5 – Corporate Governance and Management

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 7, 2010, our board of directors approved an amendment to our charter to change our name from Maguire Properties, Inc. to MPG Office Trust, Inc. and an amendment and restatement of our bylaws to reflect this name change. We filed Articles of Amendment with the State Department of Assessments and Taxation of Maryland to implement this name change on May 7, 2010. Copies of the Articles of Amendment and Fourth Amended and Restated Bylaws are filed as Exhibits 3.1 and 3.2, respectively, herewith.

Also on May 7, 2010, our board of directors approved amendments to our operating partnership’s certificate of limited partnership and limited partnership agreement to change the name of our operating partnership from Maguire Properties, L.P. to MPG Office Trust, L.P. We filed a Certificate of Amendment with the State Department of Assessments and Taxation of Maryland to implement this name change on May 7, 2010. A copy of the First Amendment to Second Amended and Restated Agreement of Limited Partnership is filed as Exhibit 99.1 herewith.

Section 7 – Regulation FD

Item 7.01	Regulation FD Disclosure.

On May 11, 2010, Maguire Properties, Inc. issued a press release announcing that it had changed its name to MPG Office Trust, Inc., a copy of which is furnished as Exhibit 99.2 herewith.

Exhibit 99.2 is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Item 7.01 shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired: None.

(b)	Pro forma financial information: None.

(c)	Shell company transactions: None.

(d)	Exhibits:

The following exhibits are filed or furnished with this Current Report on Form 8-K:

Exhibit No.	Description

3.1*	Articles of Amendment

3.2*	Fourth Amended and Restated Bylaws

99.1*	First Amendment to Second Amended and Restated Agreement of Limited Partnership

99.2**	Press release dated May 11, 2010 regarding name change

*	Filed herewith.
**	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGUIRE PROPERTIES, INC.
Registrant

/s/ JONATHAN L. ABRAMS
Jonathan L. Abrams
Senior Vice President, General Counsel and Secretary

Dated: May 11, 2010